Exhibit 10.88

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

EXECUTION

AMENDMENT NO. 12

to the

MASTER REPURCHASE AGREEMENT

Dated as of May 11, 2015,

between

CALIBER HOME LOANS, INC.,

and

BARCLAYS BANK PLC

This AMENDMENT NO. 12 (this “Amendment”) is made this 7th day of December, 2018 (the “Amendment Effective Date”), between CALIBER HOME LOANS, INC., as seller (“Seller”), and BARCLAYS BANK PLC, as a purchaser and as agent (“Purchaser” or “Agent”) to the Master Repurchase Agreement, dated as of May 11, 2015, between Seller and Purchaser, as such agreement may be amended from time to time (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Seller and the Purchaser have agreed to amend the Agreement to make certain changes thereto, each as more specifically set forth herein; and

WHEREAS, as of the date hereof, Seller represents to Purchaser that Seller is in compliance in all material respects with the terms and conditions of the Agreement and each other Program Document and that no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendments. Effective as of the Amendment Effective Date,

(a) Section 2(a) of the Agreement is hereby amended by adding the term “Fannie DU Loan” in the appropriate alphabetical order as follows:

“Fannie DU Loan” shall mean an Agency Eligible Loan which was underwritten using Fannie Mae’s DU underwriting program.

(b) Section 2(a) of the Agreement is hereby amended by deleting the definition of “Maximum Time on Facility”, “Seasoned Mortgage Loans,” and “Settlement Agent”, in their entirety and replacing them with the following (bold text added to emphasize changes):

“Maximum Time on Facility” means for (i) all Agency Eligible Mortgage Loans (other than Fannie DU Loans) and Special Purpose Loans the maximum number of days such Mortgage Loan may be subject to a Transaction (whether or not continuous) is [***] from the Origination Date, (ii) Fannie DU Loans, (x) prior to February 1, 2019, the maximum number of days such Mortgage Loan may be subject to a Transaction (whether or not continuous) is [***] from the Origination Date and (y) on and after February 1, 2019, the maximum number of days such Mortgage Loan may be subject to a Transaction (whether or not continuous) is [***] from the Origination Date

Jumbo Mortgage Loans, the maximum number of days such Mortgage Loan may be subject to a Transaction (whether or not continuous) is [***] from the Origination Date, (v) Modified Loans the maximum number of days such Mortgage Loan may be subject to a Transaction (whether or not continuous) is [***] from the date on which the modification of such Modified Loan was finalized and trial period concluded, (vi) Wet-Ink Mortgage Loans the maximum number of days such Mortgage Loan may be subject to a Transaction (whether or not continuous) is [***] from the Origination Date; (vii) any FHA Buyout Loan the maximum number of days such Mortgage Loan may be subject to a Transaction (whether or not continuous) is [***] from the related Purchase Date and (viii) any Eligible REO Property, the maximum number of days such REO Property may be subject to a Transaction (whether or not continuous) is [***] from the date the related FHA Buyout Loan became an Eligible REO Property.

“Seasoned Mortgage Loan” means any Re-Performing Mortgage Loan or Non-Performing Mortgage Loan, which does not meet the criteria set forth in the definition of Maximum Time on Facility for any other Mortgage Loan other than clause (iii).

“Settlement Agent” means, with respect to any Transaction the subject of which is a Wet-Ink Mortgage Loan, the entity approved by Agent, in its sole good-faith discretion, which may be a third-party title company, escrow company or attorney or a title company or escrow company affiliated with the Seller, in any case, in accordance with local law and practice in the jurisdiction where the related Wet-Ink Mortgage Loan is originated.

(c) Section 13(t) of the Agreement is hereby amended by deleting the section in its entirety and replacing it with the following:

(t) Affiliated Parties. Seller is not an Affiliate of the Custodian, Disbursement Agent or any other party to a Program Document hereunder.

SECTION 2. Condition Precedent; Effectiveness. As a condition precedent to the effectiveness of this Amendment No. 12 Agent, on behalf of the Purchaser, shall have received counterparts hereof duly executed by each of the parties hereto.

SECTION 3. Fees and Expenses. Seller agrees to pay the reasonable out of pocket costs and expenses incurred by the Agent and the Purchaser in connection with this Amendment (including all reasonable fees and out of pocket costs and expenses of Purchaser’s legal counsel) in accordance with Section 23 of the Agreement.

SECTION 4. Representations. Seller hereby represents to Purchaser and the Agent that as of the date hereof and taking into account the terms of this Amendment, Seller is in compliance in all material respects with the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

SECTION 5. Binding Effect; Governing Law. THIS AMENDMENT SHALL BE BINDING AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

SECTION 6. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 7. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, Seller and Purchaser have caused this Amendment to be executed and delivered by their duly authorized officers as of the date set forth above.

CALIBER HOME LOANS, INC.,
(Seller)

By:	/s/ William Dellal
Name:	William Dellal
Title:	Chief Financial Officer

BARCLAYS BANK PLC,
(Purchaser and Agent)

By:	/s/ Ellen Kiernan
Name:	Ellen Kiernan
Title:	Director

Caliber - Barclays—Amendment No. 12 to Master Repurchase Agreement—Signature Page